SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14(a)-11(c) or Rule 14a-12

NetSol International, Inc.

(Name of Registrant as Specified In Its Charter)

Board of Directors of NetSol International, Inc.

(Name of Person(s) Filing Proxy Statement)

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NetSol International, Inc.

24025 Park Sorrento, Suite 220
Calabasas, CA 91302

December 10, 2001

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of NetSol International, Inc. to be held on January 25, 2002 at 10:00 a.m. local time at 24025 Park Sorrento, Suite 220, Calabasas, California.

For overnight accommodations, the Country Inn & Suites, telephone 818-222-5300, is within walking distance of the Company’s offices. Other hotels near by are: Radisson Hotel, telephone (818) 707-1220, address 30100 Agoura Road, Agoura Hills, 91301; Hilton & Towers, Woodland Hills, 6360 Canoga Ave. Woodland Hills, Telephone (818) 595-1000.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

This is your opportunity as a shareholder to exercise your vote in the best interests of your Company. Your board is recommending a number of new proposals to be voted upon in the annual meeting. Two new directors are being nominated for elections and eleven new proposals are being submitted for voting. Your board recommends that you vote in favor of each of the nominees and vote ‘For’ on each of the proposals.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy card in the postage paid envelope as soon as possible.

This has been the most challenging year in the Company’s history. NetSol has survived a number of unforeseen events during the year. We are looking forward to the next fiscal year as a period to rebuild the Company. Your participation in the annual meeting, via proxy or in person, is important and allows you a voice in determining the future of your Company. We will also report on the activities of the Company, and you will have an opportunity to submit questions or comments on matters of interest to shareholders generally.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Naeem Ghauri

Naeem Ghauri
Chief Executive Officer

NetSol International, Inc.
24025 Park Sorrento, Suite 220
Calabasas, CA 91302

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT GENERAL INFORMATION
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2001-2002
PROPOSED ADOPTION OF THE 2001 STOCK OPTION AND AWARD PLAN
ELIMINATION OF CUMULATIVE VOTING.
ELIMINATION OF ACTION BY WRITTEN CONSENT; ELIMINATION OF SPECIAL MEETING OF STOCKHOLDERS
NOTIFICATION REQUIREMENTS FOR STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS.
TO AUTHORIZE UNDESIGNATED PREFERRED STOCK.
TO AUTHORIZE AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 25,000,000 TO 50,000,000.
DIRECTOR LIMITED LIABILITY AND INDEMNIFICATION.
AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM NETSOL INTERNATIONAL, INC. TO NETSOL TECHNOLOGIES, INC.
2001 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN
NONSTATUTORY STOCK OPTION AGREEMENT
NOTICE OF EXERCISE — Nonstatutory
INCENTIVE STOCK OPTION AGREEMENT
NOTICE OF EXERCISE — Incentive

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held January 25, 2002 To The Stockholders of NetSol International, Inc.:

     The Annual Meeting of Stockholders of NetSol International, Inc. (the “Company”) will be held on January 25, 2002 at 10:00 a.m. local time at the Company’s headquarters located at 24025 Park Sorrento, Suite 220, Calabasas, CA 91302.

1.	To elect directors, each to hold office for a term of one year ending in 2002 or when their successors are elected.

2.	To ratify the appointment of Stonefield Josephson, Inc. as the Company’s independent auditors for fiscal 2002.

3.	To ratify the 2001 Employee Stock Option Plan.

4.	To ratify the amendment to the bylaws and articles of incorporation of the Company to eliminate cumulative voting.

5.	To ratify the amendment of the bylaws of the Company to eliminate actions by written consent of stockholders of the Company.

6.	To amend the bylaws of the Company to eliminate any stockholder to call special meetings of stockholders.

7.	To amend the bylaws of the Company to require stockholders to provide the board of directors with notice in the event of nomination to the board of directors and other proposals that they may have.

8.	To amend the articles of incorporation of the Company to allow for preferred stock in the amount of 5,000,000 shares.

9.	To amend the articles of incorporation to increase the number of authorized shares from 25,000,000 to 50,000,000.

10.	To amend the articles of incorporation and the bylaws to limit the liability of the officers and board of directors to amounts acceptable by law.

11.	To amend the Articles of Incorporation to change the name of the Company from NetSol International, Inc. to NetSol Technologies, Inc.

     Only stockholders of record as shown on the books of the Company at the close of business on December 17, 2001 the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

By order of the Board of Directors NetSol International, Inc.

/s/ Salim Ghauri

Salim Ghauri PRESIDENT

December 10, 2001
Calabasas, California

     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

NetSol International, Inc. 24025 Park Sorrento, Suite 220, Calabasas, CA 91302

PROXY STATEMENT GENERAL INFORMATION

SOLICITATION OF PROXIES

     This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of NetSol International, Inc., a Nevada corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors of proxies for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 25, 2002, at 10:00 a.m. local time at the Company’s headquarters located at 24025 Park Sorrento, Suite 220, Calabasas, CA 91302 and any and all adjournments thereof. The purpose of the Annual Meeting and the matters to be acted on there are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The Annual Meeting has been called for the purpose of the following:

1.	To elect directors, each to hold office for a term of one year ending in 2002 or when their successors are elected.

2.	To ratify the appointment of Stonefield Josephson, Inc. as the Company’s independent auditors for fiscal 2002.

3.	To ratify the 2001 Employee Stock Option Plan.

4.	To ratify the amendment to the bylaws and articles of incorporation of the Company to eliminate cumulative voting.

5.	To ratify the amendment of the bylaws of the Company to eliminate actions by written consent of stockholders of the Company.

6.	To amend the bylaws of the Company to eliminate any stockholder to call special meetings of stockholders.

7.	To amend the bylaws of the Company to require stockholders to provide the board of directors with notice in the event of nomination to the board of directors and other proposals that they may have.

8.	To amend the articles of incorporation of the Company to allow for preferred stock in the amount of 5,000,000 shares.

9.	To amend the articles of incorporation to increase the number of authorized shares from 25,000,000 to 50,000,000.

10.	To amend the articles of incorporation and the bylaws to limit the liability of the officers and board of directors to amounts acceptable by law.

11.	To amend the Articles of Incorporation to change the name of the Company from NetSol International, Inc. to NetSol Technologies, Inc.

The board will consider such other matters as may properly come before the Annual Meeting.

     Preparing and mailing the Notice of Annual Meeting, Proxy Statement and proxy to stockholders of record as of the close of business on December 17, 2001, will make solicitations of proxies. These materials are expected to be first mailed to stockholders on or about December 20, 2001. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and proxy and the payment of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to stockholders. In certain instances, officers of the Company may make special solicitations of proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

     A stockholder giving a proxy on the enclosed form may revoke it at any time prior to the actual voting at the Annual Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting and voting in person or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to the revocation. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxies intend to vote the shares represented thereby to approve Proposals No. 1 through 11 as set forth in the accompanying Notice of Annual Meeting of Stockholders, and in accordance with their best judgment on any other matters that may properly come before the Annual Meeting.

VOTING AT THE MEETING

     Only stockholders of record at the close of business on December 17, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On December 10, 2001, there were 14,492,172 (40,000 in Treasury) shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on the matters to be presented at the Annual Meeting.

     A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. “Broker nonvotes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority.

     A list of those stockholders entitled to vote at the Annual Meeting will be available for a period of ten days prior to the Annual Meeting for examination by any stockholder at the Company’s principal executive offices, 24025 Park Sorrento, Suite 220, Calabasas, CA 91302, and at the Annual Meeting.

(Proposal No. One)

ELECTION OF DIRECTORS

GENERAL INFORMATION

     The Bylaws of the Company provide that the Company is authorized to have up to nine directors, and that stockholders will elect the directors of the Company at each annual meeting. Directors are elected to serve a one-year term. Directors being elected at the Annual Meeting will serve until the Company’s next annual meeting of stockholders, or until their successors have been duly elected and qualified. The Board of Directors does not contemplate that any of the persons it will nominate will be unable or unwilling to serve as a director. However, if that should occur, the Board of Directors when voting at the Annual Meeting may select the individuals named as the proxies reserve the right to substitute another person as.

The board is currently comprised of six members.

     The seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker nonvotes and instructions on the accompanying proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

     THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

INFORMATION REGARDING NOMINEES

     All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The stockholders have previously elected all director candidates. The name, age, business experience and offices held by each director nominee are as follows:

Name and Age	Director Since	Position with the Company

Najeeb U. Ghauri (47)	1997	Director
Irfan Mustafa (50)	1997	Chairman of the Board, Director
Salim Ghauri (45)	1999	President, Director
Naeem Ghauri (44)	1999(1)	Chief Executive Officer, Director
Nasim Ashraf (51)	2000	Director
Eugen Beckert (55)	2001	Director
Jim Moody (55)	N/A	Director

(1)	Naeem Ghauri served on the Board of Directors from April 1999-August 2001 where he resigned once appointed by the Board of Directors to the position of Chief Executive Officer.

     NAJEEB U. GHAURI, has previously served as the Company in various executive positions such as President, CEO and as a Director of the company since 1997. Mr. Ghauri recently resigned his position of CEO and continues to serve as a member of the Board of Directors. Mr. Ghauri has an M.B.A. in Marketing Management from the Claremont Graduate School (1983) and a B.S. degree in Management/Economics from Eastern Illinois University. Prior to joining the Company in 1997, Mr. Ghauri was part of the marketing team of Atlantic Richfield Company (“ARCO”), a Fortune 500 company, from 1987-1997 and with Unilever from 1983-1986. Mr. Ghauri was instrumental in the successful IPO of NetSol (formerly Mirage Holdings, Inc.) in 1998, which traded on Over-the-Counter market. Mr. Ghauri was also instrumental in the Company being listed on NASDAQ Small Cap in December 1999. Mr. Ghauri effectively assisted in taking the Company from a failing fashion business into a global IT company with operations in four countries. Mr. Ghauri currently serves on the Audit and Compensation committees.

     IRFAN MUSTAFA, has served as the Chairman of the Board and a Director of NetSol International, Inc. since the inception of the Company in April 1997. Mr. Mustafa has an M.B.A. from IMD (formerly Imede), Lausanne, Switzerland (1975); an M.B.A. from the Institute of Business Administration, Karachi, Pakistan (1974); and a B.S.C. in Economics, from Punjab University, Lahore, Pakistan (1971). Mr. Mustafa began his 14 years career with Unilever, Plc where he was one of the youngest senior management and board member. Later, he was employed with Pepsi Cola International from 1990 to 1997 as a CEO in Pakistan, Bangladesh, Sri Lanka and Egypt. He spent two years in the US with Pepsi in their Executive Development Program from 1996-97. Mr. Mustafa was relocated to Dubai as head of TRICON Middle East and North African regions. Pepsi International spun off TRICON in 1997. Mr. Mustafa has been a strategic advisor to NetSol from the beginning and has played a key role in every acquisition by the company. His active participation with NetSol management has helped the company to establish a stronger presence in Pakistan. Mr. Mustafa is currently a member of NetSol’s Compensation and Audit Committees.

     SALIM GHAURI has been with the Company since 1999 as the President and Director of the Company. Mr. Ghauri is also the CEO of Network Solutions (Pvt.) Ltd., a wholly owned subsidiary of the Company located in Lahore, Pakistan. Mr. Ghauri received his Bachelor of Science degree in Computer Science from University of Punjab in Lahore, Pakistan. Before Network Solutions (Pvt.) Ltd., Mr. Ghauri was employed with BHP in Sydney, Australia from 1987-1995, where he commenced his employment as a consultant. Mr. Ghauri was the original founder of Network Solutions, Pvt. Ltd. Pakistan, founded in 1996. Under Mr. Ghauri’s leadership, Network Solutions (Pvt.) Ltd. gradually built a strong team of IT professionals and infrastructure in Pakistan and became the first software house in Pakistan certified as ISO 9001.

     NAEEM GHAURI was recently appointed by the Board as the Chief Executive Officer of NetSol and decided to resigned his position as a board member in August 2001 to allow for vacancies. Mr. Ghauri was responsible for the launch of NetSol eR, Inc. a subsidiary located in Calabasas, California and NetSolConnect a subsidiary located in Karachi, Pakistan and spearheaded the acquisition of SuperNet AG, in Germany. Mr. Ghauri is also the CEO for NetSol eR, Inc. Prior to joining the Company, Mr. Ghauri was Project Director for Mercedes-Benz Finance Ltd., a subsidiary of Daimler — Chrysler, Germany from 1994-1999. Mr. Ghauri supervised over 200 project managers, developers, analysis and users in nine European Countries. Mr. Ghauri earned his degree in Computer Science from Brighton University, England.

     NASIM ASHRAF has served on the Board for since 2000. Dr. Nasim Ashraf is a prominent U.S. based physician residing in Maryland. He has practiced medicine for nearly 25 years as a Nephrologist. He is also very actively involved in promoting and developing the young IT industry in Pakistan through his high level association with several ministries and cabinets in Pakistan. Dr. Ashraf has been a key figure in an effort to improve the US and Pakistan relationship and is very active in several educational, human development and medical causes in the under-develop countries. Dr. Ashraf will play a key role in financing and public relations activities in both the US and Pakistan.

     EUGEN BECKERT, was appointed to the Board of Directors in August 2001 filling a vacancy. A native of Germany, Mr. Beckert has been with Mercedes-Benz AG/Daimler Benz AG since 1973, working in technology and systems development. In 1992 he was appointed director of Global IT (CIO) for Debis Financial Services, the services division of Daimler Benz. In 1996 he was appointed director of Processes and Systems (CIO) for Financial Services Asia/Pacific. His office is now based in Tokyo, Japan. Mr. Beckert is currently a member of the Audit and Compensation committees.

     JIM MOODY is nominated for the first time to the Board of Directors this term. Congressman Moody served the United States Congress from 1983-1993 where he was a member of the Way & Means, Transportation and Public Woks committees. Congressman Moody also served on the subcommittees of Health, Social Security, Infrastructure and Water Resources. After his tenure with the U.S. Congress, he was appointed as the Vice President and Chief Financial Officer of International Fund for Agriculture Development in Rome, Italy from 1995-1998 where he was responsible for formulating and administering $50 million operating budget in support of $500 million loan program as well as managing a $2.2 billion reserve fund investment portfolio. From 1998-2000, Congressman Moody served as the President and CEO of InterAction, a coalition of 165 U.S. based non-profit organizations in disaster relief, refugee assistance and economic development located in Washington, D.C. From April 2000 to present, Congressman Moody serves as a Financial Advisor to Morgan Stanely in Alexandria, VA where he is responsible for bringing institutional, business and high net-worth individual’s assets under management. Congressman Moody also represents Morgan Stanley on the ATC Executive Board. Congressman Moody received his B.A. from Haverford College; his M.P.A. from Harvard University and his Ph.D. in Economics from U.C. Berkeley.

     Messrs. Najeeb Ghauri, Salim Ghauri and Naeem Ghauri are brothers.

BOARD MEETINGS AND BOARD COMMITTEES

     The Company has a compensation committee and an audit committee. The audit committee and compensation committee each had two meetings during fiscal year 2001. The Company’s board of directors had five meetings during fiscal year 2001.

EXECUTIVE COMPENSATION

     GENERAL. The Compensation paid to the Company’s executive officers is administered by the Board of Directors and consists of base salaries, annual bonuses, awards made pursuant to the Company’s Incentive Plan. The following table summarizes the total compensation for each of the last three fiscal years awarded to, earned by or paid to the Company’s Chief Executive Officer and four most highly compensated executive officers of the Company (other than the Chief Executive

Officer) who were serving as executive officers at the end of Fiscal 2001 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Annual Compensation

						Long Term
						Compensation
						Awards(2)
Name and Principal	Fiscal Ended					Restricted		Underlying
Position	Year	Salary(1)		Bonus		stock Awards(3)		Options(4)

Najeeb U. Ghauri,	2001	$100,000		-0-		-0-		25,000	(8)
Chief Executive	2000	100,000		-0-		-0-		20,000	(5)
Officer(a), Director	1999	100,000		-0-		-0-		100,000	(6)
								150,000	(7)
								150,000	(7)
Naeem Ghauri,	2001	$125,000	(b)	-0-		-0-		25,000	(8)
Chief Operations	2000	150,000		-0-		-0-		20,000	(5)
Officer, Chief	1999	150,000		$30,000	(9)	-0-		150,000	(7)
Executive Officer(b),								150,000	(7)
Director
Salim Ghauri,	2001	$100,000		-0-		-0-		25,000	(8)
President, Director	2000	100,000		-0-		-0-		20,000	(5)
	1999	100,000		-0-		-0-		150,000	(7)
								150,000	(7)
Syed Husain, Chief	2001	$100,000		-0-		5,000	(10)	100,000	(10)
Financial Officer	2000	100,000		-0-		5,000	(10)	50,000	(10)
	1999	N/A		N/A		N/A		N/A
								N/A
Rick Poole,	2001	$100,000		-0-		5,000	(11)	80,000	(11)
Secretary, Corporate								50,000	(11)
Controller	2000	N/A		-0-		N/A		-0-
	1999	N/A		N/A		N/A		N/A

(1)	No officers received or will receive any bonus or other annual compensation other than salaries during fiscal 2001, nor any benefits other than those available to all other employees that are required to be disclosed. These amounts are not inclusive of automobile allowances, where applicable.

(2)	No officers received or will receive any long-term incentive plan (LTIP) payouts or other payouts during fiscal 2001.
(3)	All stock awards are shares of Common Stock of the Company.
(4)	All securities underlying options are shares of Common Stock of the Company.
(5)	Includes options to purchase 20,000 shares of Common Stock of the Company granted to each Director of the Company for the 1999-2000 term at an exercise price of $5.50, which vested at the end of the 1999-2000 term. Options must be exercised within five years after the September 1999 date of grant.
(6)	Includes options to purchase 100,000 shares of Common Stock of the Company granted to Najeeb Ghauri as an officer of the Company in February 2000 with an exercise price of $21.00 per share, exercisable immediately from the date of grant. The options must be exercised within five years from the date of grant.
(7)	Includes options to purchase 150,000 shares of Common Stock of the Company granted under the Employment Contract between the Company and Employee at an exercise price of $2.58, vesting in April 2000; and additional options to purchase 150,000 shares of Common Stock of the Company granted under the Employment Contract between the Company and Employee at an exercise price of $3.58, vesting in April 2001.
(8)	For fiscal year 2000 –2001, the Directors received options to purchase 25,000 shares of common stock of the Company under the Incentive and Nonstatutory Stock Option Plan. The options vest at the end of the director’s term in December 2001, with an exercise price of $5.50. These options were granted in October 2001.
(9)	Naeem Ghauri received a signing bonus upon the execution of his employment agreement dated April 17, 1999.
(10)	Includes options to purchase 50,000 shares of Common Stock of the Company granted to Mr. Husain as part of his compensation with an exercise price of $21.00 to vest at the end of one year from May 2000. The options must be exercised within five years from May 2000. In October 2000, 50,000 options were granted to Mr. Husain as part of his compensation with an exercise price of $5.00 per shares. These options vest one year from the date of grant and expire in October 2004. In April 2001, 50,000 options were granted to Mr. Husain as part of his compensation with an exercise price of $2.00 per share. These options vested immediately and they expire in April 2005. Mr. Husain received 5,000 shares of restricted common stock as part of his compensation package in both fiscal 2000 and 2001.
(11)	Includes options to purchase 40,000 shares of common stock of the Company granted to Mr. Poole as part of his compensation in August 2000 with an exercise price of $25.00 per share vesting one year from the date of grant. Includes 40,000 options granted to Mr. Poole as part of his compensation in October 2000 with an exercise price of $5.00 per share vesting one year from the date of grant. Includes 50,000 options granted to Mr. Poole as part of his compensation in April 2001, vesting immediately with an exercise price of $2.00 per share. Mr. Poole received 5,000 shares of restricted common stock as part of his compensation package in fiscal year 2001.

(a)	Mr. Najeeb Ghauri resigned his position as the Chief Executive Officer of the Company in August 2001.
(b)	Mr. Naeem Ghauri was appointed as the Chief Executive Officer of the Company in August 2001 and maintains his position as the Chief Operating Officer. Mr. Naeem Ghauri resigned his position as a Director in August 2001. Mr. Naeem Ghauri reduced his salary from $150,000 to $125,000 to assist the finances of the Company.

     At this time, the Company does not have a company-sponsored 401(k) retirement salary plan that is available to its employees.

     OPTION EXERCISES AND HOLDINGS. The following table sets forth information concerning each exercise of a stock option during the fiscal year ended June 30, 2001 by each of the Named Executives and the number and value of unexercised options granted by the Company held by each of the Named Executives on June 30, 2001.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-ENDED OPTION VALUES

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Number of
			unexercised	Value of
			options/SARs	options/SARs
	Shares		at FY-end(#)	at FY-end(#)
	Acquired On	Value	exercisable/	exercisable2/
Name	Exercise(#)	realized($)	unexercisable	unexercisable

Najeeb Ghauri,(a) CEO, Director	220,000	$9,987,300	445,000/0	$587,400/0
Salim Ghauri, President, Director	-0-	$-0-	345,000/0	$445,400/0
Naeem Ghauri(b), CEO,COO, Director	-0-	$-0-	345,000/0	$445,400/0
Syed Husain, CFO	-0-	$-0-	150,000/0	$198,000/0
Rick Poole, Secretary	-0-	$-0-	130,000/0	$171,600/0

(2)	The closing price of the stock at Fiscal Year End was $1.32.
(a)	Mr. Najeeb Ghauri resigned his position as the Chief Executive Officer of the Company in August 2001.
(b)	Mr. Naeem Ghauri was appointed as the Chief Executive Officer of the Company in August 2001 and maintains his position as the Chief Operating Officer. Mr. Naeem Ghauri resigned his position as a Director in August 2001. Mr. Naeem Ghauri reduced his salary from $150,000 to $125,000 to assist the finances of the Company.

COMPENSATION OF DIRECTORS; THE 1999 STOCK OPTION PLAN

     The Company may reimburse each director for out-of-pocket expenses incurred in connection with their attendance at meetings or their position as a director. In addition, the 1999 Incentive and

Nonstatutory Stock Option Plan provides for the grant of stock options to nonemployee directors of the Company without any action on the part of the Board of Directors, upon the terms and conditions set forth in the 1999 Stock Option Plan. The exercise price of such options shall be equal to 100 percent of the fair market value of the Common Stock subject to the option on the date on which such options are granted. Each option shall be subject to the other provisions of the 1999 Incentive and Nonstatutory Stock Option Plan.

     For the fiscal year 2000-2001, the Directors received options to purchase 25,000 shares of common stock of the Company under the Incentive and Nonstautory Stock Option Plan. The options vest at the end of the director’s term in December 2001, with an exercise price of between $5.00 and $5.50. These options were granted in October 2001.

EMPLOYMENT AGREEMENTS

     Messrs. Najeeb Ghauri, Naeem Ghauri and Salim Ghauri each have employment contracts with the Company for a period of three years, which commenced in 1999. The employment contract for Najeeb Ghauri terminated with his resignation in August 2001. The Company’s management and Board of Directors are reviewing a severance agreement package at this time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 23, 2001, certain information regarding the ownership of the Common Stock of the Company by (i) each person who is known to the Company to own, of record or beneficially, more than five percent of the Common Stock, (ii) each of the Company’s directors and director nominees and (iii) all directors and executive officers as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within 60 days, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interests of any other person. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned.

		Percentage
Name and	Number of	Beneficially
Address	Shares(1)(2)	owned

Najeeb Ghauri(3)	760,416	6.16%
Naeem Ghauri(3)	1,182,182	9.58%
Irfan Mustafa(3)	245,517	1.99%
Salim Ghauri(3)	1,397,666	11.32%
Rick Poole(3)	5,000	*
Syed Husain(3)	210,000	1.70%

		Percentage
Name and	Number of	Beneficially
Address	Shares(1)(2)	owned

Shahab Ghauri(3)	1,379,418 (4)	11.17%
Waheed Akbar(3)	25,000	*
Nasim Ashraf(3)	50,000	*
Eugen Beckert(3)	25,000	*
All officers and directors as a group (10 persons)	5,280,199	41.92%

*	Less than one percent

(1)	Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2)	Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock relating to options currently exercisable or exercisable within 60 days of September 30, 2001 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Address c/o the Company at 24025 Park Sorrento, Suite 220, Calabasas, CA 91302.

(4)	Shahab Ghauri made a loan to NetSol in the amount of $425,611, which was repaid, in restricted shares of the Company by issuing him 115,420 shares.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The Company acquired land in fiscal 2000 with an original cost basis of $200,000 from Salim Ghauri, Naeem Ghauri, Shahab Ghauri and Najeeb Ghauri (who are officers and/or stockholders). The purchase price was applied to the exercising of stock options.

Shahab Ghauri made a loan to NetSol for working capital purposes in the amount of $425,611, which was repaid, in the form of restricted Rule 144 Shares by issuing him 115,420 shares valued at $3.69 per share.

Effective as of September 1, 1999, the Company entered into a Consulting Agreement with one of the directors of the Company, Irfan Mustafa, for Mr. Mustafa to develop and advises the Company on marketing strategies, develop investor relations and develop strategic alliances. In addition, Mr. Mustafa is to assist the Board of Directors in mergers, acquisitions and other business combinations. The agreement is for a base term of three years, and is renewed automatically thereafter for succeeding one-year terms until terminated by either party. The agreement provides for a monthly retainer of $4,000. The agreement also provides for certain covenants concerning confidentiality and non-competition.

The Company’s management believes that the terms of these transactions are no less favorable to the Company than would have been obtained from an unaffiliated third party in similar transactions. All future transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties, and will be approved by a majority of the disinterested directors.

(Proposal No. Two)

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2001-2002

     The Board of Directors has appointed Stonefield Josephson, Inc. as independent auditors of the Company with respect to its operations for fiscal year 2001-2002, and has further directed that management submit such appointment for ratification by the holders of the Common Stock at the annual meeting of Stockholders. In taking this action, the members of the Board considered carefully Stonefield Josephson, Inc.’s reputation in providing accounting services to other companies in the software and retail industries, its independence with respect to the services to be performed, its general reputation for adherence to professional auditing standards and the performance of Stonefield Josephson, Inc. during the audit of the Company’s consolidated financial statements for fiscal 1998,1999, 2000 and 2001.

     Stockholder ratification of the selection of Stonefield Josephson, Inc. as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. The Board, however, is submitting the selection of Stonefield Josephson, Inc. to the stockholders for ratification as a matter of good corporate practice. Therefore, there will be present at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Stonefield Josephson, Inc. is not ratified, the Board of Directors will consider the matter of the appointment of independent public accountants.

     The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the Annual Meeting, a quorum being present, is required for the adoption of this proposal. Broker nonvotes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the Annual Meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the Annual Meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

     THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2001.

(Proposal No. Three)

PROPOSED ADOPTION OF THE 2001 STOCK OPTION AND AWARD PLAN

     At the Annual Meeting there will be submitted to stockholders a proposal to adopt the 2001 Stock Option and Award Plan (the “2001 Plan”). The Board of Directors unanimously approved the adoption of the 2001 Plan on October 26, 2001. Adoption of the 2001 Plan is subject to the approval of a majority of the shares of the Company’s common stock, which are present in person or by proxy and entitled to vote at the Annual Meeting. The following summary of the principal features of the amendments to the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Exhibit A.

Purpose

     The 2001 Plan is intended to increase incentive and to encourage stock ownership on the part of (1) employees of the Company and its affiliates, (2) consultants who provide significant services to the Company and its affiliates (“consultants”), and (3) directors of the Company who are employees of neither the Company nor any affiliate (“nonemployee directors”). The 2001 Plan also is intended to further the growth and profitability of the Company.

General

     The 2001 Plan permits the granting of stock options, stock appreciation rights, restricted stock awards, performance units and performance shares (collectively, “Awards”) to eligible participants. The total number of shares of the Company’s common stock available for Awards to be granted under the 2001 Plan will consist of the 10,000,000. If an Award expires or is canceled without having been fully exercised or vested, the unvested or canceled shares generally will be available again for grants of Awards.

Administration of the 2001 Plan

     The 2001 Plan is administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”) along with the management. Subject to the terms of the 2001 Plan, the Committee has the discretion to determine the key employees and consultants who shall be granted Awards, the terms and conditions of such Awards, and to construe and interpret the 2001 Plan. The Committee also is responsible for making adjustments in Awards, the shares available for Awards, and the numerical limitations for Awards (including as to nonemployee directors) to reflect any transactions such as stock splits or stock dividends. The Committee may delegate its authority to a separate committee appointed by the Committee, but only the Committee can make Awards to participants who are executive officers of the Company. The Board of Directors may amend or terminate the 2001 Plan at any time and for any reason, but as required under Rule 16b-3, certain material amendments to the 2001 Plan must be approved by stockholders.

Eligibility to Receive Awards

     Employees and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Company) are eligible to be selected to receive one or more Awards. The Company and its affiliates currently have approximately 250 employees. The actual number of employees and consultants who will receive Awards under the 2001 Plan cannot be determined because eligibility for participation in the Plan is in the discretion of the Committee. The 2001 Plan also permits nonemployee directors to elect to receive all or part of their annual retainer in shares of the Company’s common stock, and provides for the automatic grant of stock options to nonemployee directors. Nonemployee directors are not eligible for any of the other Awards available under the 2001 Plan.

Options

     The Committee may grant nonqualified stock options and/or incentive stock options (which are entitled to favorable tax treatment). The number of shares covered by each option will be determined by the Committee. The price of the shares of the Company’s common stock subject to each option is set by the Committee. In addition, the exercise price of an incentive stock option must be at least 100% of fair market value on the grant date (110% of fair market value if the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries).

     The exercise price of each option must be paid in full at the time of exercise. The Committee also may permit payment through the tender of shares of the Company’s common stock already owned by the participant, or by any other means, which the Committee determines to be consistent with the Plan’s purpose. Any taxes required to be withheld must be paid by the participant at the time of exercise. If the exercise price of an option is paid in shares, the Committee may provide that the participant will receive a new option covering a number of shares equal to the number of shares tendered to exercise the previously granted option (including shares used for tax withholding). The terms and conditions of the new option generally will be similar to the terms and conditions applicable to the exercised option, except that the new option will have an exercise price determined on the date of its grant.

     Options become exercisable and terminate at the times and on the terms established by the Committee, but options generally may not expire later than 10 years after the date of grant.

Restricted Stock Awards

     Restricted stock awards are shares of the Company’s common stock, which vest in accordance with terms established by the Committee in its discretion. For example, the Committee may provide that restricted stock will vest only if one or more performance goals are satisfied and/or only if the participant remains employed with the Company for a specified period of time. Any performance measures may be applied on a Company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities.

Nonemployee Director Options and Stock

     All options granted to nonemployee directors normally will expire ten years after the date of grant. If a director terminates service on the Board prior to an option’s normal expiration date, an option may terminate sooner than its normal expiration date, depending upon the reason for the termination. An option will terminate thirty days after termination of service for any reason other than death, disability or retirement (but not later than the original maximum term of the option).

Nontransferability of Options

     Awards granted under the 2001 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

Required Vote

     The adoption of the 2001 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2001 STOCK OPTION AND AWARD PLAN.

(Proposal No. Four)

ELIMINATION OF CUMULATIVE VOTING.

Our articles of incorporation and bylaws currently allow cumulative voting. Under cumulative voting, each shareholder is entitled to cast as many votes as there are directors to be elected multiplied by the number of shares registered in your name. A Shareholder may cast all of her votes for a single nominee or may distribute them among any two or more nominees. Without cumulative voting, the holders of a majority of the shares present or represented at an annual meeting will be able to elect all our directors to be elected at that meeting, and no person could be elected without the support of a majority of the stock held by those stockholders. For example, a person or persons holding shares or proxies representing less than a majority of the shares present will not be able to elect any directors as they might if cumulative voting were applicable. The elimination of cumulative voting would prevent minority stockholder interests adverse to our company and adverse to a majority of our stockholders from obtaining representation on our board of directors. The absence of cumulative voting would also mean that minority stockholders lose a means of having their voice heard in the management of our company.

     THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF ARTICLES AND BYLAWS TO ELIMINATE CUMULATIVE VOTING

(Proposals No. Five and No. Six)

ELIMINATION OF ACTION BY WRITTEN CONSENT; ELIMINATION OF SPECIAL
MEETING OF STOCKHOLDERS

Under our current bylaws, our stockholders may take any action permitted at an annual or special meeting without a meeting if done by written consent, and stockholders may call a special meeting of our stockholders. Under Nevada law, stockholders’ ability to take action by written consent may be eliminated in the articles or bylaws of a corporation. If you approve the proposed amended and restated bylaws and articles of incorporation, the power of our stockholders to act without a meeting by written consent and to call a special meeting of our stockholders will be eliminated.

Elimination of the ability of our stockholders to act unilaterally by written consent and to call special meetings would mean that proposals for stockholder action such as proposed amendments to our bylaws or removal of our directors could be delayed until our next annual stockholders meeting. This means your board would need to devote time and energy to stockholder proposals only once a year, permitting them to spend the remainder of the year running the company. Eliminating unilateral stockholder action by written consent and the ability to call special meetings may have the effect of discouraging or delaying efforts to acquire control of our company. Elimination of these provisions would make more difficult or discourage a hostile merger, proxy contest or the assumption of control of our company by a large stockholder or group of stockholders without consent of your board. Because these provisions may allow your board of directors to resist a takeover or change in control by requiring that actions of our stockholders be submitted at a duly called and convened meeting, your board has greater power in negotiating with any potential acquiror.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF BYLAWS TO ELIMINATE THE ACTION BY WRITTEN CONSENT OF STOCKHOLDERS AND SPECIAL STOCKHOLDERS MEETINGS.

(Proposal No. Seven)

NOTIFICATION REQUIREMENTS FOR STOCKHOLDER PROPOSALS AND
DIRECTOR NOMINATIONS.

Our current bylaws do not require stockholders to provide the board of directors with advance notice of any proposals or director nominations that stockholders seek to make at the Company’s annual or a special meeting of stockholders. Our proposed amended and restated bylaws require that stockholders seeking to make stockholder proposals must: (i) notify us of the proposal not less than 90 nor more than 120 days before the date of the meeting; (ii) disclose adequate information about the proposal to our board of directors; and (iii) provide information about our stockholders making the proposal. In addition, our proposed amended and restated bylaws would require that stockholders’ director nominations be in writing and contain adequate information about the nominee. These prior notice provisions would give our board of directors advance notice of possible hostile stockholder proposals and director nominations, and provide our board of directors with additional time to develop a response.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF BYLAWS TO HAVE NOTICE REQUIREMENTS FOR PROPOSALS AND DIRECTOR NOMINATIONS

(Proposal No. Eight)

TO AUTHORIZE UNDESIGNATED PREFERRED STOCK.

Authorizing undesignated preferred stock will provide your board with the flexibility to issue up to 5,000,000 shares of preferred stock in series and with rights, preferences and privileges, as your board may determine, without requiring your prior vote. From time to time, your board may determine that the designation and issuance of preferred stock with rights and preferences is necessary to serve corporate purposes.

     If approved, this proposal could serve as an anti-takeover measure because your board, without requiring prior stockholder approval, could issue preferred stock with particular rights and preferences, including preferable voting, liquidation, dividend or other rights. Your board could authorize issuance of the preferred stock to a party friendly to the existing management, to hinder the efforts of those seeking to effect a merger or gain control of our company.

     Shares of authorized and unissued stock could, within the limits imposed by applicable law, be given terms or be issued in one or more transactions that would make a takeover of our company more difficult, and therefore less likely. The issuance of additional shares of preferred stock could also be used to dilute the stock ownership of persons seeking to obtain control of our company through a “poison pill.” Shares of undesignated preferred stock could be used to make acquisitions or to enter into other transactions that might frustrate potential acquirors. This could have the effect of decreasing the market price of our common stock. In addition, any preferred stock designated and issued could have rights equal to or superior to those of our outstanding common stock and could adversely affect your voting or other rights in our common stock.

     Finally, any issuance of additional stock could have the effect of diluting the earnings per share and book value per share of all outstanding shares of our common stock, and not just diluting the stock ownership or voting rights of persons seeking to obtain control of our company. While this proposal would permit your management to privately place preferred stock with friendly parties or to create a poison pill, your board currently does not intend to enter into this type of transaction with any parties. Your board does not presently contemplate the designation and issuance of any undesignated preferred stock.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF BYLAWS AND ARTICLES OF INCORPORATION TO ISSUE UP TO 5,000,000 SHARES OF PREFERRED STOCK.

(Proposal No. Nine)

TO AUTHORIZE AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES FROM 25,000,000 TO 50,000,000.

We submit to shareholders a proposal to increase the number of shares of Common Stock the Company is authorized to issue. The Board of Directors recommends adoption of the proposal.

     The Company presently is authorized to issue 25,000,000 shares of Common Stock. As of October 24, 2001, approximately 14,492,172 million shares of Common Stock were issued and outstanding. Of the remaining authorized but unissued shares, approximately 1,000,000 million shares were reserved for issuance under the Company’s 1999 stock option and restricted stock plans. Based upon the foregoing, we have approximately 9,507,828 million shares remaining available for other purposes.

     The Board of Directors believes that it is in our best interests to increase the number of authorized shares of Common Stock which may be made available for future stock dividends or splits, financing and acquisition transactions, employee benefit plans and other general corporate purposes. If the amendment is approved, the Company also will have greater flexibility in the future to issue shares in excess of those presently authorized, without the expense and delay of a special shareholders’ meeting.

     Except in connection with its stock option and restricted stock plans, the Board of Directors currently has no immediate plans, understandings, agreements, arrangements, or commitments for the issuance of additional shares of Common Stock and no holder of Common Stock has any preemptive right with respect to the Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares. If the Board of Directors deems it to be in the best interests of the Company and the shareholders to issue additional shares of Common Stock in the future, the Board of Directors generally would not seek further authorization by vote of the shareholders, unless such authorization is otherwise required by applicable law or stock exchange regulations.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for our shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 25,000,000 TO 50,000,000.

(Proposal No. Ten)

DIRECTOR LIMITED LIABILITY AND INDEMNIFICATION.

Today our bylaws provide only limited liability and indemnification protection to our directors. The proposed amendments to our articles of incorporation and bylaws would eliminate any personal liability of a director or officer to us or to our stockholders for monetary damages for breach of fiduciary duty as a director or officer and would provide indemnification to our directors and officers, as permitted under Nevada laws. A director or officer could still be liable for (i) acts or omissions involving intentional misconduct, fraud or a knowing violation of the law or (iii) the payment of unlawful distributions to stockholders.

     Our proposal will provide liability protection to our directors and officers to the extent permitted under current applicable laws. Under our proposal, if these laws are amended in the future to further limit the liability exposure of directors and officers, our directors and officers may not receive the additional protections afforded under these revised laws. If approved, our proposal would not apply retroactively to provide our current directors liability protection for actions taken prior to approval of this proposal. Following approval, a current or future director or officer of our company could not be held liable for monetary damages to our company or our stockholders for gross negligence or lack of due care in carrying out his or her fiduciary duties as our director or officer. Our proposal also provides our directors and officers with indemnification to the fullest extent authorized or permitted by law for lawsuits threatened or brought against them as a result of their service as directors or officers.

     Under our proposals, a director could still be liable if the director acted in bad faith or in a manner he or she actually believed to be opposed to the best interests of our company. In addition, our directors and officers could still be liable for their actions under federal laws, including securities laws, and our proposal would not eliminate the rights of our stockholders to pursue equitable remedies or any other causes of action against our directors under applicable federal and state laws.

     We seek to retain the most capable individuals available to serve as our officers and directors. Your board of directors believes that providing limited liability protection and indemnification to our directors and officers will be a significant factor in attracting talented individuals and in encouraging existing directors and officers to continue to serve in these capacities and freeing them to make corporate decisions on their own merits rather than out of a desire to avoid personal liability. To date, we have not experienced difficulty in attracting and retaining qualified directors but the matter of personal liability is potentially a matter of concern in serving as a director. You should note, however, that there may be an inherent conflict of interest in our board of directors’ recommendation of the proposed amended and restated bylaws and charter due to the interest of the members of the board of directors in obtaining the protection of these limited liability and indemnification provisions.

     THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS TO LIMITED LIABILITY AND INDEMNIFICATION OF OUR DIRECTORS AND OFFICERS TO THE AMOUNTS ACCEPTABLE BY LAW.

(Proposal No. Eleven)

AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE
COMPANY FROM NETSOL INTERNATIONAL, INC. TO NETSOL TECHNOLOGIES, INC.

     Under this proposal, the Company’s new name will be NetSol Technologies, Inc. We believe this name better suits the Company as it is a technology company and better explains what the Company is in the business of. In addition, the Company is seeking to build a new image after the hostile takeover attempts that it underwent in June of 2001. The new name will help the management build a better marketing campaign to promote the Company.

     THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF ARTICLES OF INCORPORATION AND TO CHANGE THE NAME OF THE COMPANY FROM NETSOL INTERNATIONAL, INC. TO NETSOL TECHNOLOGIES, INC.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002

     The Rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company’s 2002 annual meeting of stockholders is expected to be held on or about January 15, 2003 and proxy materials in connection with that meeting are expected to be mailed on or about December 1, 2002. The Company on or before June 18, 2001 must receive stockholder proposals prepared in accordance with the proxy 11 rules.

FILINGS UNDER SECTION 16(a)

     Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons holding ten percent or more of a registered class of the Company’s equity securities, to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company’s equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of any Section 16(a) forms they file.

     Based solely upon a review of the copies of the forms furnished to the Company and written representations of the Company’s directors and executive officers, the Company believes that the filings required and applicable to its officers, directors and ten-percent beneficial owners were complied with during fiscal 2001.

Voting Procedures

Tabulation of the Votes: The votes cast by proxy will be tabulated by American Stock Transfer & Trust Company.

Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any of or all of the proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their client’s proxies in their own discretion.

Auditors

     Representatives of Stonefield Josephson, independent accountants for the Company for fiscal 2001 and the current fiscal year will be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Other Matters

     The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

     It is important that your shares are represented and voted at the Annual Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

     A copy of NetSol International, Inc.’s Annual Report on Form 10-KSB for the year ended June 30, 2001, which has been filed with the SEC pursuant to the Exchange Act, may be obtained without charge upon written request to Rick Poole, Secretary, NetSol International, Inc., 24025 Park Sorrento, Suite 220, Calabasas, CA 91302 or from the Internet at WWW.SEC.GOV from the SEC’s Edgar database.

Dated: Calabasas, California, December 10, 2001

BY ORDER OF THE BOARD OF DIRECTORS

/S/ SALIM GHAURI Salim Ghauri President

Exhibits:

     1. A copy of the 2001 Employee Stock Option Plan

NETSOL INTERNATIONAL, INC.

2001 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1.	Purpose

     This Incentive and Nonstatutory Stock Option Plan (the “Plan”) is intended to further the growth and financial success of NETSOL INTERNATIONAL, INC., a Nevada corporation (the “Corporation”) by providing additional incentives to selected employees and consultants to the Corporation or parent corporation or subsidiary corporation of the Corporation as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”) (such parent corporations and subsidiary corporations hereinafter collectively referred to as “Affiliates”) so that such employees and consultants may acquire or increase their proprietary interest in the Corporation. Stock options granted under the Plan (hereinafter “Options”) may be either “Incentive Stock Options,” as defined in Section 422A of the Code and any regulations promulgated under said Section, or “Nonstatutory Options” at the discretion of the Board of Directors of the Corporation (the “Board”) and as reflected in the respective written stock option agreements granted pursuant hereto.

2.	Administration

     The Plan shall be administered by the Board of Directors of the Corporation; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the “Committee”), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Corporation under the Securities Act of 1933, as amended.

     Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to optionholders without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or of any Option it shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

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3.	Eligibility

     The persons who shall be eligible to receive Options shall be key employees of or consultants to the Corporation or any of its Affiliates (“Optionees”). The term consultant shall mean any person who is engaged by the Corporation to render services and is compensated for such services, and any director of the Corporation whether or not compensated for such services; provided that, if the Corporation registers any of its securities pursuant to the Securities Act of 1933, as amended (the “Act”), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Corporation.

          (a) Incentive Stock Options. Incentive Stock Options may only be issued to employees of the Corporation or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Corporation. Payment of a director fee shall not be sufficient to constitute employment by the Corporation. Any grant of option to an officer or director of the Corporation subsequent to the first registration of any of the securities of the Corporation under the Act shall comply with the requirements of Rule 16b-3. An optionee may hold more than one Option.

          The Corporation shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Corporation or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of one hundred thousand dollars ($100,000). Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

          (b) Nonstatutory Option. The provisions of the foregoing Section 3(a) shall not apply to any option designated as a “Nonstatutory Stock Option Agreement” or which sets forth the intention of the parties that the option be a Nonstatutory Option.

4.	Stock

     The stock subject to Options shall be the shares of the Corporation’s authorized but unissued or reacquired Common Stock (the “Stock”).

          (a) Number of Shares. Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed Ten Million (10,000,000) shares. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

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           (b) Reservation of Shares. The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5.	Terms and Conditions of Options

     Options granted hereunder shall be evidenced by agreements between the Corporation and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

          (a) Number of Shares: Each Option shall state the number of shares to which it pertains.

          (b) Option Price: Each Option shall state the Option Price, which shall be determined as follows:

               (i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Corporation, or of any Affiliate, (“Ten Percent Holder”) shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant; and

               (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant.

               (iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option Price determined by the Board as of the date of grant.

          For the purposes of this paragraph 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

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          (c) Medium and Time of Payment: To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Corporation, provided such tendered stock was not acquired directly or indirectly from the Corporation, or, if acquired from the Corporation, has been held by the Optionee for more than six (6) months, (iii) by the Optionee’s promissory note in a form satisfactory to the Corporation and bearing interest at a rate determined by the Board, in its sole discretion, but in no event less than 6% per annum, or (iv) such other form of legal consideration permitted by State law as may be acceptable to the Board.

          (d) Term and Exercise of Options: Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually, unless otherwise specifically determined by the Board of Directors. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

          Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

          (e) Termination of Status as Employee, Director, or Consultant: If Optionee’s status as an employee or consultant shall terminate for any reason other than Optionee’s death, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time within thirty (30) days after such termination (or in the event Optionee’s termination was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code) this 30-day period shall be extended to six (6) months) or the remaining term of the Option, whichever is the lesser; provided, however, that with respect to Nonstatutory Options, the Board may specify such longer period, not to exceed six (6) months, for exercise following termination as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate the employee of an Optionee with or without cause.

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           (f) Death of Optionee: If an Optionee dies while employed or engaged as a director or consultant by the Corporation or an Affiliate, the portion of such Optionee’s Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee’s death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.

          (g) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

          (h) Recapitalization: Subject to any required action by the stockholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation.

          Subject to any required action by the stockholders, if the Corporation shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger or consolidation. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, but shall not be obligated to do so, the right for a period commencing thirty (30) days prior to and ending immediately prior to such dissolution, liquidation, merger or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Paragraph 5(d) of this Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger or consolidation.

          In the event of a change in the common stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

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           To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Paragraph 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

          The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

          (i) Rights as a Stockholder: An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Optionee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 5(h) hereof.

          (j) Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

          Notwithstanding the foregoing provisions of this Paragraph 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

          (k) Investment Intent: Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if requested to do so by the Corporation, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Corporation a letter of investment intent, all in such form and substance as the Corporation may require. If shares are issued upon exercise of an

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Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

          (l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Corporation upon termination of Optionee’s employment as contemplated by Paragraphs 5(e), 5(f) and 5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

          (m) Other Provisions: The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed.

6.	Availability of Information

     During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Corporation shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Corporation as is required by the bylaws of the Corporation and applicable law to be furnished in an annual report to the stockholders of the Corporation.

7.	Effectiveness of Plan; Expiration

     Subject to approval by the stockholders of the Corporation, this Plan shall be deemed effective as of the date it is adopted by the Board. The Plan shall expire on October 30, 2011, but such expiration shall not affect the validity of outstanding Options.

8.	Amendment and Termination of the Plan

     The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Corporation, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and

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obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9.	Indemnification of Board

     In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Corporation, in writing, the opportunity, at its own expense, to handle and defend the same.

10.	Application of Funds

     The proceeds received by the Corporation from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

11.	No Obligation to Exercise Option

     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12.	Notices

     All notice, requests, demand, and other communications pursuant this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

13.	Financial Statements

     Optionees under this Plan shall receive financial statements annually regarding the Corporation during the period the options are outstanding. The financial statements provided need not comply with Title 10, Section 260.613 of the California Code of Regulations.

* * * * *

     The foregoing Incentive and Nonstatutory Stock Option Plan was duly adopted and approved by the Board of Directors on October 26, 2001, and approved by the shareholders of the Corporation effective December 12, 2001.

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/s/ RICK POOLE Rick Poole, Secretary

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NETSOL INTERNATIONAL, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is made and entered into as of this _____ day of __________, 200_, by and between NetSol International, Inc., a Nevada corporation (“Company”), and _____________________ (referred to herein as the “Optionee”), with reference to the following recitals of facts:

     WHEREAS, the Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (the “Shares”) upon the terms and conditions hereinafter stated; and

     WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2001 Incentive and Nonstatutory Stock Option Plan (the “Plan”), pursuant to which this Option is being granted;

     WHEREAS, it is the intention of the parties that this Option be a Nonstatutory Stock Option;

     NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

     1. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, _________ Shares for cash (or other consideration acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price of $_____ per Share, such price being determined in accordance with the Plan.

     2. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate subject to Paragraphs 5 and 6 hereof if, and as of the date, Optionee ceases to be an employee of or consultant to the Company. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

     3. Vesting of Option. Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee’s employment or engagement in whole or in part beginning on the date of this Agreement.

     4. Exercise. This Option shall be exercised by delivery to the Company of (a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the purchase price of the Shares covered by the notice, and (c) a written statement as provided for in Paragraph 11 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

     5. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee of or consultant to the Company for any reason, whether voluntarily or involuntarily, other

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than by his or her death or the conclusion of the term of a written consulting agreement, provided such term exceeds one year, Optionee shall have the right at any time within thirty (30) days after date Optionee ceases to be an employee of or consultant to the Company, or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that if Optionee’s termination of employment or engagement was caused by permanent disability disabled (within the meaning of Section 22(e)(3) of the Code), the foregoing thirty (30) day period shall be extended to six (6) months.

          Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

     6. Death of Optionee. If the Optionee shall die while an employee, director, or consultant of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

     7. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.

     8. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

     In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

     Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have

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been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

     In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

     To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

     The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

     9. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

     10. Modification, Extension and Renewal of Options. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

     11. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating

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in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

     Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Company such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

     12. Registration Rights.

          a. Piggyback Registration Rights. If the Company at any time proposes to register any of its securities under the Act, including under an S-8 Registration Statement, an SB-2 Registration Statement or otherwise, it will each such time give written notice to all holders of outstanding or exercised options of its intention so to do. Upon the written request of a holder or holders of any such outstanding or exercised options given within thirty (30) days after receipt of any such notice, the Company will use its best efforts to cause all such outstanding or exercised options, the holders of which shall have so requested registration thereof, to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective Sellers of the outstanding or exercised options so registered; provided, however, that the Company may, as a condition precedent to its effecting such registration, require each prospective Seller to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that such Seller will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company’s offering would be materially adversely affected in the absence of such an agreement.

          b. Procedures. In connection with the registration of any securities pursuant to Section 12.a. hereof, the Company and the Optionee covenant and agree as follows:

               (i) The Company shall pay all costs, fees, and expenses incurred by the Company and the Optionee in connection with the Registration Statement and the offering thereunder including, without limitation, the Company’s legal fees and expenses of counsel, accounting fees, printing expenses, and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter or broker dealer acting on behalf of the company or the Optionee).

               (ii) The Company shall take all necessary action which may be reasonably required in qualifying or registering the securities included in the Registration Statement for offering and sale under the securities or blue sky laws of all states reasonably requested by Optionee, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

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                (iii) The Company shall indemnify Optionee and each person, if any, who controls Optionee within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement.

               (iv) The Company shall, as soon as practicable after the effective date of the Registration Statement, and in any event within fifteen (15) months thereafter, make “generally available to its security holders” (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

               (v) The Company shall (A) deliver promptly to Optionee and its counsel, upon request, copies of all correspondence between the Commission and the Company, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement; and (B) permit Optionee and its counsel to perform such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement, as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include, but not be limited to, access to financial and accounting information and opportunities to discuss the business of the Company with the Company’s officers and independent auditors, all to such reasonable extent, at such reasonable times and as often as Optionee and its counsel shall reasonably request.

               (vi) The Company shall cause all securities of Optionee registered pursuant to a Registration Statement to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Company are listed or quoted.

     13. Stand-off Agreement. Optionee agrees that in connection with any registration of the Company’s securities, that upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, that Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one hundred eighty (180) days following the effective date of registration of such offering.

     14. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

     15. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of California, and the interpretation

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and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NETSOL INTERNATIONAL, INC.

———————————————— BY: Salim Ghauri ITS: President

——————————————— ______________ , Optionee

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Appendix A

NOTICE OF EXERCISE

NetSol International, Inc.
24025 Park Sorrento, Suite 220
Calabasas, CA 91302

(date)

Re: Nonstatutory Stock Option

     Notice is hereby given pursuant to Section 4 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

     Stock Option dated:                                  __________________

     Number of shares being purchased:         __________________

     Option Exercise Price:                             $_________________

     A check in the amount of the aggregate price of the shares being purchased is attached.

     I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

     Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

     I agree to provide to the Corporation such additional documents or information as may be required pursuant to the Corporation’s 2001 Incentive and Nonstatutory Stock Option Plan.

——————————— (Signature)

——————————— (Name of Optionee)

7

NETSOL INTERNATIONAL, INC.

INCENTIVE STOCK OPTION AGREEMENT

     THIS INCENTIVE STOCK OPTION AGREEMENT is made and entered into as of this ____ day of__________, 200__, by and between NetSol International, Inc., a Nevada corporation (“Company”), and _____________________________ (referred to herein as the “Optionee”), with reference to the following recitals of facts:

     WHEREAS, the Board has authorized the granting to Optionee of an incentive stock option (“Option”) to purchase shares of common stock of the Company (the “Shares”) upon the terms and conditions hereinafter stated; and

     WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2001 Incentive and Nonstatutory Stock Option Plan (the “Plan”), pursuant to which this Option is being granted;

     WHEREAS, it is the intention of the parties that this Option be a Incentive Stock Option (a Qualified Stock Option);

     NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

     1. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, ________ Shares for cash (or other consideration acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price of $____ per Share, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof and as determined by the Board of Directors of the Company.

     2. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate subject to Paragraphs 5 and 6 hereof if, and as of the date, Optionee ceases to be an employee of or consultant to the Company. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

     3. Vesting of Option. Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee’s employment or engagement in whole or in part beginning on the date of this Agreement.

     4. Exercise. This Option shall be exercised by delivery to the Company of (a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the purchase price of the Shares covered by the

1

notice, and (c) a written statement as provided for in Paragraph 11 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

     5. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee of or consultant to the Company for any reason, whether voluntarily or involuntarily, other than by his or her death or the conclusion of the term of a written consulting agreement, provided such term exceeds one year, Optionee shall have the right at any time within thirty (30) days after date Optionee ceases to be an employee of or consultant to the Company, or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that if Optionee’s termination of employment or engagement was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code), the foregoing thirty (30) day period shall be extended to six (6) months; or

          Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

     6. Death of Optionee. If the Optionee shall die while an employee or consultant of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this option has not previously been exercised by Optionee.

     7. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.

     8. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

     In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to

2

and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

     Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

     In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

     To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

     The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

     9. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

     10. Modification, Extension and Renewal of Options. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore

3

exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

     11. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

     Optionee further represents that optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee (either such experience and knowledge in investment, financial and business matters in investments similar to the stock of the Company that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

     12. Registration Rights.

          a. Piggyback Registration Rights. If the Company at any time proposes to register any of its securities under the Act, including under an S-8 Registration Statement, an SB-2 Registration Statement or otherwise, it will each such time give written notice to all holders of outstanding or exercised options of its intention so to do. Upon the written request of a holder or holders of any such outstanding or exercised options given within thirty (30) days after receipt of any such notice, the Company will use its best efforts to cause all such outstanding or exercised options, the holders of which shall have so requested registration thereof, to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective Sellers of the outstanding or exercised options so registered; provided, however, that the Company may, as a condition precedent to its effecting such registration, require each prospective Seller to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that such Seller will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such

4

underwriter or underwriters if in the opinion of such underwriter or underwriters the Company’s offering would be materially adversely affected in the absence of such an agreement.

          b. Procedures. In connection with the registration of any securities pursuant to Section 12.a. hereof, the Company and the Optionee covenant and agree as follows:

               (i) The Company shall pay all costs, fees, and expenses incurred by the Company and the Optionee in connection with the Registration Statement and the offering thereunder including, without limitation, the Company’s legal fees and expenses of counsel, accounting fees, printing expenses, and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter or broker dealer acting on behalf of the company or the Optionee).

               (ii) The Company shall take all necessary action which may be reasonably required in qualifying or registering the securities included in the Registration Statement for offering and sale under the securities or blue sky laws of all states reasonably requested by Optionee, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

               (iii) The Company shall indemnify Optionee and each person, if any, who controls Optionee within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement.

               (iv) The Company shall, as soon as practicable after the effective date of the Registration Statement, and in any event within fifteen (15) months thereafter, make “generally available to its security holders” (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

               (v) The Company shall (A) deliver promptly to Optionee and its counsel, upon request, copies of all correspondence between the Commission and the Company, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement; and (B) permit Optionee and its counsel to perform such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement, as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include, but not be limited to, access to financial and accounting information and opportunities to discuss the business of the Company with the Company’s officers and independent auditors, all to such reasonable extent, at such reasonable times and as often as Optionee and its counsel shall reasonably request.

5

                (vi) The Company shall cause all securities of Optionee registered pursuant to a Registration Statement to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Company are listed or quoted.

     13. Stand-off Agreement. Optionee agrees that in connection with any registration of the Company’s securities, that upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, that Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one hundred eighty (180) days following the effective date of registration of such offering.

     14. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

     15. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NetSol International, Inc.

————————————— BY: Salim Ghauri ITS: President

————————————— ____________ , Optionee

6

Appendix A

NOTICE OF EXERCISE

NetSol International, Inc.
24025 Park Sorrento, Suite 220
Calabasas, CA 91302

(date)

Re: Incentive Stock Option

     Notice is hereby given pursuant to Section 4 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

     Stock Option dated:                                  __________________

     Number of shares being purchased:         __________________

     Option Exercise Price:                              $_________________

     A check in the amount of the aggregate price of the shares being purchased is attached.

     I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

     Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

     I agree to provide to the Corporation such additional documents or information as may be required pursuant to the Corporation’s 2001 Incentive and Nonstatutory Stock Option Plan.

——————————— (Signature)

——————————— (Name of Optionee)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Naeem Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all of the shares of the Common Stock of NetSol International, Inc., registered in the name of the undersigned on December 17, 2001 with the powers the undersigned would possess if personally present at the 2001 Annual Meeting of Stockholders to be held at the 24025 Park Sorrento, Suite 220, Calabasas, CA 91302 at 10:00 A.M. local time, on January 25, 2002 and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

1.	ELECTION OF DIRECTORS:

FOR all nominees listed below [ ] WITHHOLD AUTHORITY [ ] (except as marked to the contrary to vote for all below)

(To WITHHOLD authority to vote for any individual nominee strike a line through the nominee’s name below)

Najeeb Ghauri      Naeem Ghauri      Salim Ghauri      Irfan Mustafa
Eugen Beckert      Nasim Ashraf, M.D.      Jim Moody

[ ] For [ ] Against [ ] Abstain

2.	Proposal to ratify the appointment of Stonefield Josephson, Inc. as the Company’s independent auditors for fiscal 2002.

[ ] For [ ] Against [ ] Abstain

3.	Proposal to ratify the 2001 Employee Stock Option Plan.

[ ] For [ ] Against [ ] Abstain

4.	Proposal to ratify the amendment of the bylaws and articles of incorporation of the Company to eliminate Cumulative Voting.

[ ] For [ ] Against [ ] Abstain

5.	Proposal to ratify the amendment of Bylaws to eliminate actions by written consent of stockholders of the Company.

[ ] For [ ] Against [ ] Abstain

     6. Proposal to ratify the amendment of Bylaws to allow for stockholders to call special meetings of stockholders.

[ ] For [ ] Against [ ] Abstain

7.	Proposal to ratify amendment of bylaws to require stockholders to provide the board of directors of the Company with notice in the event of nomination to the board and other proposals.

[ ] For [ ] Against [ ] Abstain

8.	Proposal to amend the Articles of Incorporation to include undesignated preferred stock in the amount of 5,000,000 shares.

[ ] For [ ] Against [ ] Abstain

9.	Proposal to amend the Articles of Incorporation to increase the number of authorized shares from 25,000,000 to 50,000,000.

[ ] For [ ] Against [ ] Abstain

10.	Proposal to amend the Articles of Incorporation and bylaws to limit the liability of the Officers and Directors of the Company to amounts acceptable by law.

[ ] For [ ] Against [ ] Abstain

11.	Proposal to amend the Articles of Incorporation to change the name of the Company from NetSol International, Inc. to NetSol Technologies, Inc.

[ ] For [ ] Against [ ] Abstain

     Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR AND, “FOR” PROPOSAL #2 thorough #11, AND IN THE PROXY’S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

Dated: ________________________________ ,2001

__________________________________________ (Signature)

__________________________________________ (Second signature)

PLEASE DATE AND SIGN ABOVE exactly as your name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.